UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 21, 2024

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 21, 2024, Sanuwave Health, Inc. (the “Company”) held a special meeting of holders of the Company’s common stock (the “Special Meeting”).  The following matters (the “Proposals”) were voted upon by the stockholders with the final voting results as shown:

Proposal 1 — To consider and vote upon a proposal to approve the Agreement and Plan of Merger (as it may be further amended or supplemented from time to time, the “Merger Agreement”) among the Company, SEP Acquisition Corp., a Delaware corporation (“SEPA”), and SEP Acquisition Holdings Inc., a Nevada corporation and a wholly-owned subsidiary of SEPA (“Merger Sub”), for the purposes set forth in the Merger Agreement (all of the transactions contemplated by the Merger Agreement, including the issuances of securities thereunder, are collectively referred to as the “Business Combination”), and the transactions contemplated thereby, including the Business Combination, pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity of the Business Combination and becoming a subsidiary of SEPA (the “Business Combination Proposal”).

For	Against	Abstain	Broker Non-Votes
798,379,869	5,221,765	71,525	0

Proposal 2 — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company’s board of directors that more time is necessary or appropriate to approve the Business Combination Proposal at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
797,802,452	5,792,907	77,800	0

Both Proposals were approved, each receiving the affirmative requisite vote of the holders of shares of the Company’s common stock.  Although Proposal 2 was approved, the adjournment of the Special Meeting to solicit additional proxies was not necessary because there were sufficient votes at the time of the Special Meeting to adopt Proposal 1.

Each Proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2024.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and SEPA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the Business Combination contemplated by the Merger Agreement; the timing of the closing of the Business Combination; and expected results for the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to consummate the Business Combination, including due to conditions to the closing in the Merger Agreement, such as the requirement that SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Business Combination; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Business Combination; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company or SEPA may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties identified in the proxy statement of the Company and the proxy statement/prospectus of SEPA relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company and SEPA. The Company and SEPA caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor SEPA undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Company and SEPA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SEPA has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of SEPA.  In addition, the Company has filed a definitive proxy statement with the SEC, which has been sent to all of the Company’s stockholders. The Company has also filed other documents regarding the proposed transaction with the SEC. Investors and security holders of the Company are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they contain important information about the proposed transaction.

Stockholders can obtain a copy of the proxy statement, and other documents filed with the SEC without charge, by directing a request to the Company at 11495 Valley View Road, Eden Prairie, Minnesota 55344, or by calling (770) 419-7525. Investors and stockholders will also be able to obtain free copies of the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company or SEPA through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SEPA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: February 21, 2024	By:	/s/ Toni Rinow
	Name:	Toni Rinow
	Title:	Chief Financial Officer